SPDR® S&P® Internet ETF
XWEB
(NYSE Ticker)
Summary Prospectus-October 31, 2016
Before you invest in the SPDR® S&P® Internet ETF (the “Fund”), you may want to review the Fund's prospectus and statement of additional information, which contain more information about the Fund and the risks of investing in the Fund. The Fund's prospectus and statement of additional information dated October 31, 2016, are incorporated by reference into this summary prospectus. You can find the Fund's prospectus and statement of additional information, as well as other information about the Fund, online at https://www.spdrs.com/product/fund.seam?ticker=XWEB.
You may also obtain this information at no charge by calling 1-866-787-2257 or by sending an e-mail request to Fund_inquiry@ssga.com.
Investment Objective
The SPDR S&P Internet ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the internet segment of a U.S. total market composite index.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Fund Shares”). This table and the Example below reflect the expenses of the Fund and do not reflect brokerage commissions you may pay on purchases and sales of Fund Shares.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.35%
Distribution and service (12b-1) fees	0.00%
Other expenses[1]	0.00%
Total annual Fund operating expenses	0.35%
[1]	“Other expenses” are based on estimated amounts for the current fiscal year.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3
$36	$113
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.  From the Fund's commencement of operations on June 28, 2016 to the most recent fiscal year end, the Fund's portfolio turnover rate was 0% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P Internet Select Industry Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index.
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SPDR® S&P® Internet ETF
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. In addition, the Fund may invest in equity securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).
The Index represents the internet segment of the S&P Total Market Index (“S&P TMI”). The S&P TMI is designed to track the broad U.S. equity market. The internet segment of the S&P TMI comprises the Internet and Direct Marketing Retail sub-industry and the Internet Software & Services sub-industry. The Index is one of twenty-one (21) of the S&P Select Industry Indices (the “Select Industry Indices”), each designed to measure the performance of a narrow sub-industry or group of sub-industries determined based on the Global Industry Classification Standard (“GICS”). Membership in the Select Industry Indices is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indices are classified according to GICS which determines classifications primarily based on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the particular GICS sub-industry or group of sub-industries that satisfy the following criteria: (i) have a float-adjusted market capitalization above $500 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the index rebalancing reference date) above 90% or have a float-adjusted market capitalization above $400 million with a float-adjusted liquidity ratio (as defined above) above 150%; and (ii) are U.S. based companies. The length of time to evaluate liquidity is reduced to the available trading period for initial public offerings or spin-offs that do not have 12 months of trading history. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. Existing Index constituents are removed at the quarterly rebalancing effective date if either their float-adjusted market capitalization falls below $300 million or their float-adjusted liquidity ratio falls below 50%. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. Rebalancing occurs on the third Friday of the quarter ending month. The S&P TMI tracks all eligible U.S. common equities listed on the NYSE, NYSE Arca, NYSE MKT, NASDAQ Global Select Market, NASDAQ Select Market, NASDAQ Capital Market, Bats BZX, Bats BYX, Bats EDGA, or Bats EDGX exchanges. The Index is modified equal weighted. As of August 31, 2016, the Index comprised 57 stocks.
The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Concentration Risk: When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not done so.
Consumer Discretionary Sector Risk: The success of consumer product manufacturers and retailers is tied closely to the performance of the overall global economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on their respective profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Index Tracking Risk: While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to replicate the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Internet Segment Risk: Internet companies are subject to rapid changes in technology, worldwide competition, rapid obsolescence of products and services, loss of patent protections, cyclical market patterns, evolving industry standards and frequent new product introductions. Competitive pressures, such as technological developments, fixed-rate pricing and the ability to attract
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and retain skilled employees, can significantly affect internet companies, and changing domestic and international demand, research and development costs, availability and price components and product obsolescence also can affect their profitability.
Market Risk: The Fund's investments are subject to changes in general economic conditions, and general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets.
Non-Diversification Risk: As a “non-diversified” fund, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds.
Passive Strategy/Index Risk: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund.
Portfolio Turnover Risk: Frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income.
Technology Sector Risk: Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Fund Performance
The Fund has not yet completed a full calendar year of investment operations and therefore does not have any performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns based on net assets and comparing the Fund's performance to the Index. Updated performance information may be obtained by calling 1-866-787-2257 or visiting the Fund's website: https://www.spdrs.com.
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Mike Feehily, John Tucker and Karl Schneider, each of which has served as a portfolio manager of the Fund since its inception.
Mike Feehily, CFA, is a Senior Managing Director of the Adviser. He worked at the Adviser from 1998 to 2006 and rejoined in 2010.
John Tucker, CFA, is a Senior Managing Director of the Adviser. He joined the Adviser in 1988.
Karl Schneider, CAIA, is a Vice President of the Adviser. He joined the Adviser in 1996.
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SPDR® S&P® Internet ETF
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 50,000 Fund Shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund's benchmark Index.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
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